Exhibit 99.1
Trump Media & Technology Group to Merge with TAE Technologies, a Premier Fusion Power Company, in All-Stock Transaction Valued at More Than $6 Billion

Combined company expects to site and commence construction of the first utility-scale fusion power plant in 2026

Fusion power to blaze path toward America’s A.I. dominance and energy security

Conference call scheduled for 9 a.m. ET, December 18, 2025

Sarasota, Fla. & Foothill Ranch, Calif. – December 18, 2025 – (GLOBE NEWSWIRE) -- Trump Media & Technology Group Corp. (Nasdaq, NYSE Texas: DJT) (“TMTG”) and TAE Technologies, Inc. (“TAE”) today announced the signing of a definitive merger agreement to combine in an all-stock transaction valued at more than $6 billion. Upon closing, shareholders of each company will own approximately 50% of the combined company on a fully diluted equity basis. The companies have posted supplemental slides to their respective websites, all of which can be accessed at tmtgcorp.com and tae.com.

Highlights:

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Transaction to create one of the world’s first publicly traded fusion companies. Deal to combine TMTG’s access to significant capital and TAE’s leading fusion technology. In 2026, the combined company plans to site and begin construction on the world’s first utility-scale fusion power plant (50 MWe), subject to required approvals. Additional fusion power plants are planned and expected to be 350 – 500 MWe. Fusion power plants are expected to provide economic, abundant, and dependable electricity that would help America win the A.I. revolution and maintain its global economic dominance.

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TMTG’s balance sheet to accelerate the path to power. The transaction will combine the strength of TMTG’s strong balance sheet with TAE’s leading technologies. As part of the transaction, TMTG has agreed to provide up to $200 million of cash to TAE at signing and an additional $100 million is available upon initial filing of the Form S-4.

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TAE’s next-generation fusion technology is poised for commercial application. After more than 25 years of research and development, TAE has significantly reduced fusion reactor size, cost and complexity. TAE has built and safely operated five fusion reactors and raised more than $1.3 billion in private capital to date from Google, Chevron Technology Ventures, Goldman Sachs, Sumitomo Corporation of Americas, NEA, the visionary family offices of Addison Fischer, the Samberg Family, Charles Schwab, and others.

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Combined company to be governed by experienced management and board. Devin Nunes, TMTG Chairman and CEO, and Dr. Michl Binderbauer, TAE CEO and Director, plan to serve as Co-CEOs of the combined company; Michael B. Schwab, Founder and Managing Director of Big Sky Partners, is expected to be named Chairman of a planned nine-member board of directors.

Nunes said, “Trump Media & Technology Group built uncancellable infrastructure to secure free expression online for Americans, and now we’re taking a big step forward toward a revolutionary technology that will cement America’s global energy dominance for generations. Fusion power will be the most dramatic energy breakthrough since the onset of commercial nuclear energy in the 1950s—an innovation that will lower energy prices, boost supply, ensure America’s A.I.-supremacy, revive our manufacturing base and bolster national defense. TMTG brings the capital and public market access to quickly move TAE’s proven technology to commercial viability.”

Binderbauer said, “Our talented team, through its commitment and dedication to science, is poised to solve the immense global challenge of energy scarcity. At TAE, recent breakthroughs have prepared us to accelerate capital deployment to commercialize our fusion technology. We’re excited to identify our first site and begin deploying this revolutionary technology that we expect to fundamentally transform America’s energy supply.”

Transaction Details

Under the terms of the merger agreement, TAE and TMTG shareholders will each own approximately 50% of the combined company at closing, stated on a fully diluted equity basis.

Based on TMTG’s trailing 30-day VWAP share price as of market close on December 17, 2025, the transaction values each share of TAE common stock (on a fully diluted basis) at $53.89 per share.

Upon closing, Trump Media & Technology Group will be the holding company for Truth Social, Truth+, Truth.Fi, TAE, TAE Power Solutions and TAE Life Sciences, among others.

The transaction, which was approved by the boards of directors of both companies, is expected to close in mid-2026, subject to customary closing conditions, including shareholder and regulatory approvals.

TAE Technologies, a Leading American Innovator

Founded in 1998, TAE’s next phase focuses on deploying commercial, utility scale fusion energy. Planned power plants would provide reliable, affordable, carbon-free electricity and industrial heat without the risks of nuclear meltdown, radioactive waste, or proliferation. These advancements position TAE to offer dispatchable, affordable energy at a time of surging power demand.

In addition to its fusion business, TAE has two partially-owned subsidiaries -- TAE Power Solutions and TAE Life Sciences. The power business has developed innovative energy storage and power delivery systems to serve multiple industries, including A.I. data centers, industrial users, and electric vehicles. TAE Life Sciences has developed a biologically targeted radiotherapy to treat cancer patients.

The TAE team consists of more than 400 employees, including 62 Ph.D. holders. The company holds over 1,600 patents, reflecting its leadership in fusion innovation. Binderbauer is globally recognized as a pioneering scientific mind, credited with more than 100 technology patents and numerous awards.

Leadership and Governance

Schwab said, “Through my involvement with TAE over the two decades, I’ve watched first-hand their commitment to science and the promise of applying fusion power to help solve the world’s demand for clean, abundant, affordable energy. With the infusion of TMTG’s significant capital, TAE is on the precipice of scaling its leading technology to usher in a new era of energy abundance. The world needs energy, and fusion is the clear answer.”

Nunes and Binderbauer will serve as co-CEOs of the combined company. Nunes will continue to lead all Trump Media brand operations. Binderbauer will manage TAE Technologies.

The combined company will be managed by a nine-member board of directors, comprised of two directors from TMTG—includes Nunes and Donald J. Trump Jr.—two directors from TAE—including Binderbauer and Schwab—and five other independent directors to be selected and named later. As noted above, Schwab is expected to be named board chair.

Advisors

For TMTG, Yorkville Securities is serving as lead financial and M&A advisor, Clear Street is serving as financial advisor, and DLA Piper (U.S.) LLP is serving as a legal advisor.  For TAE, Barclays is serving as financial advisor and Baker Botts LLP is serving as legal advisor.

Joint Investor Call and Additional Information

Management of TMTG and TAE plan to host an investor call at 9 a.m. ET on December 18, 2025, to discuss the transaction. The call can be accessed here.

A webcast of the call, along with this press release and the supplemental slides, are available in the “investor” sections of the TMTG IR website at https://ir.tmtgcorp.com/ and TAE’s website at tae.com.

In addition, TMTG plans to file the investor presentation with the SEC as an exhibit to a Current Report on Form 8-K prior to the call, which will be available on the SEC’s website at www.sec.gov.

About TMTG

The mission of Trump Media is to end Big Tech's assault on free speech by opening up the Internet and giving people their voices back. Trump Media operates Truth Social, a social media platform established as a safe harbor for free expression amid increasingly harsh censorship by Big Tech corporations, as well as Truth +, a TV streaming platform focusing on family-friendly live TV channels and on-demand content. Trump Media is also launching Truth.Fi, a financial service and FinTech brand incorporating America First investment vehicles.

Since going public in March 2024, TMTG has amassed total financial assets of $3.1 billion (as of third quarter 2025), including cash, restricted cash, short-term investments, trading securities, and digital assets.

About TAE

TAE Technologies is the world’s leading fusion power company, developing the most sustainable and economically competitive solution to bring abundant clean energy to the grid and carbon-intensive industrial processes. In addition, it operates subsidiaries TAE Power Solutions, which provides technology for energy storage and power delivery systems for batteries and electric vehicles, as well as TAE Life Sciences, which develops technologies and drugs for treating cancer patients.

Important Information About the Proposed Transaction and Where to Find It

In connection with the proposed transaction, TMTG intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 to register the common stock of TMTG (“TMTG Shares”) to be issued in connection with the proposed transaction. The registration statement will include a document that serves as a proxy statement and prospectus of TMTG and consent solicitation statement of TAE (the “proxy statement/prospectus and consent solicitation statement”), and TMTG will file other documents regarding the proposed transaction with the SEC. This document is not a substitute for the registration statement, the proxy statement/prospectus and consent solicitation statement, or any other document that TMTG may file with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND CONSENT SOLICITATION STATEMENT, AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TMTG AND TAE, THE PROPOSED TRANSACTION, THE RISKS RELATED THERETO, AND RELATED MATTERS.

After the registration statement has been declared effective, a definitive proxy statement will be mailed to the shareholders of TMTG (the “TMTG Shareholders”) and a prospectus and consent solicitation statement will be sent to the stockholders of TAE. Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus and consent solicitation statement, as each may be amended or supplemented from time to time, and other relevant documents filed by TMTG with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by TMTG, including the proxy statement/prospectus and consent solicitation statement (when available), will be available free of charge from TMTG’s website at tmtgcorp.com under the “Investors” tab.

Participants in the Solicitation

TMTG and certain of its directors and executive officers and TAE and certain of its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the TMTG Shareholders with respect to the proposed transaction under the rules of the SEC. Information regarding the names, affiliations and interests of certain of TMTG’s directors and executive officers in the solicitation by reading TMTG’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC on February 14, 2025, TMTG’s subsequent Quarterly Reports on Form 10-Q filed with the SEC on May 9, 2025, August 1, 2025 and November 7, 2025, respectively, TMTG’s definitive proxy statement for the 2025 annual meeting of shareholders filed with the SEC on March 18, 2025 and the proxy statement/prospectus and consent solicitation statement and other relevant materials filed with the SEC in connection with the proposed transaction when they become available. Free copies of these documents may be obtained as described in the paragraphs above. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the TMTG Shareholders in connection with the proposed transaction, including a description of their direct and indirect interests, by security holdings or otherwise, will also be set forth in the proxy statement/prospectus and consent solicitation statement and other relevant materials when filed with the SEC.

Forward-Looking Statements

This communication contains forward-looking statements. All statements, other than statements of present or historical fact included in this communication, regarding TMTG’s proposed merger with TAE, TMTG’s ability to consummate the transaction, the benefits of the transaction and the combined Company’s future financial performance, as well as the combined Company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. These statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially. Words such as “anticipate,” “believe,” “expect,” “intend,” “may,” “plan,” “project,” “should,” “will” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these identifying words, and the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements include, but are not limited to, statements regarding TMTG’s and TAE’s expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding: the anticipated timing and terms of the proposed transaction; plans for deployment of capital and the uses thereof; governance of the combined Company; development and construction timelines; cost competitiveness of fusion-generated electricity; timing of commercialization of TAE’s fusion technology; expectations regarding  the time period over which the combined Company’s capital resources will be sufficient to fund its anticipated operations; plans for research and development programs; and future demand for power. These forward-looking statements are based largely on TMTG’s and TAE’s current expectations. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause TMTG’s or TAE’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, risks related to TMTG’s or TAE’s ability to demonstrate and execute on commercial viability of its technology; legal proceedings; ability to obtain financing on acceptable terms or at all; changes in digital asset valuations; disruption to TMTG’s or TAE’s operations; TMTG’s or TAE’s ability to develop and maintain key strategic relationships; competition in TMTG’s or TAE’s industry; ability to access required materials at acceptable costs; delays in the development and manufacturing of fusion power plants and related technology; ability to manage growth effectively; possibility of incurring losses in the future and not being able to achieve or maintain profitability; potential generation capacities of specific reactor designs; regulatory outlook; future market conditions; success of strategic partnerships; developments in the capital and credit markets; future financial, operational and cost performance; revenue generation; demand for nuclear energy; economic outlook and public perception of the nuclear energy industry; changes in laws or regulations; ability to obtain required regulatory approvals on a timely basis or at all; ability to protect intellectual property; adverse economic or competitive conditions; and other risks and uncertainties. In addition, TMTG and TAE caution you that the forward-looking statements contained in this communication are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the proposed transaction or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against TMTG or TAE following announcement of the proposed transaction; (iii) the inability to complete the proposed transaction due to the failure to obtain approval of the shareholders of TMTG or TAE, or other conditions to closing in the merger agreement; (iv) the risk that the proposed transaction disrupts TMTG’s or TAE’s current plans and operations as a result of the announcement of the proposed transaction; (v) TMTG’s and TAE’s ability to realize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition and the ability of TMTG and TAE to grow and manage growth profitably following the proposed transaction; and (vi) costs related to the proposed transaction. The forward-looking statements in this press release are based upon information available to TMTG and TAE as of the date of this press release and, while TMTG and TAE believe such information forms a reasonable basis for such statements, these statements are inherently uncertain, and you are cautioned not to unduly rely upon these statements. Except as required by applicable law, TMTG and TAE do not plan to publicly update or revise any forward-looking statements contained in this press release, whether as a result of any new information, future events or otherwise. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in TMTG’s periodic filings with the SEC, including TMTG’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, TMTG’s subsequent Quarterly Reports on Form 10-Q and in the Form S-4, when filed. TMTG’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

No Offer or Solicitation
This communication is not intended to and does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contacts

TMTG – Contact Shannon Devine (MZ Group | Managing Director - MZ North America)
Email: shannon.devine@mzgroup.us Media Contact press@tmtgcorp.com

TAE – press@tae.com

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